192 P-2
                         SUPPLEMENT DATED MAY 28, 2008
                   TO THE PROSPECTUS DATED SEPTEMBER 1, 2007
                                      OF
                     FRANKLIN REAL ESTATE SECURITIES FUND

The first six paragraphs, including the portfolio management team, under the "Management" section on page 14 are replaced with the following:

MANAGEMENT

Franklin Templeton Institutional, LLC (FT Institutional), 600 Fifth Avenue, New York, New York 10020, serves as the Fund's investment manager pursuant to an Investment Management Agreement approved by the Fund's shareholders at a meeting held on May 15, 2008. Together FT Institutional and its affiliates manage over $617 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies operating in the real estate industry. The portfolio managers of the team are as follows:

JACK FOSTER  SENIOR VICE PRESIDENT OF FT INSTITUTIONAL

Mr. Foster has been manager of the Fund since February 2008. He joined Franklin Templeton Investments in 1987.

BORIS E. PIALLOUX CFA(R)1  PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Pialloux has been a manager of the Fund since February 2008. He joined Franklin Templeton Investments in 2006. Prior to joining Franklin Templeton, he was an equity analyst with Deutsche Asset Management/Scudder, and has held business development and marketing positions with Mitchell Hutchins (UBS Paine Webber) Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management for at least the prior four years.

DAVID LEVY PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Levy has been a manager of the Fund since February 2008. Prior to joining Franklin Templeton Investments in 2007, Mr. Levy spent over 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life's REIT portfolios.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

For the fiscal year ended April 30, 2007, the Fund paid 0.47% of its average daily net assets to Franklin Advisers, Inc. (Advisers), as manager, for its services. Effective February 1, 2008, FT Institutional began managing the Fund's assets, pursuant to an interim agreement. The terms and conditions under the new Investment Management Agreement with FT Institutional are essentially the same as the previous agreement with Advisers, including the same fee rates.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund with FT Institutional will be available in the Fund's annual report to shareholders for the fiscal year ended April 30.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.